EXHIBIT 31.1
CERTIFICATION
PURSUANT TO EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a),
AS ADOPTED PURSUANT TO
SECTION 302(a) OF THE SARBANES-OXLEY ACT OF 2002

I, Donald J. Stebbins, certify that:

1	I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q of Superior Industries International, Inc. (“Amendment No. 1”);

2	Based on my knowledge, this Amendment No. 1 does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amendment No. 1.

Date:	November 10, 2015	/s/ Donald J. Stebbins
Donald J. Stebbins Chief Executive Officer and President